Exhibit 10.11 Amendment to Contract between Aramco Services Company and Novint Technologies, Inc.

Aramco Services Company
Contracting Division
PO Box 1454 7/210-1454
9009 West Loop South 77096
Houston, TX

Tel: 713 432 4000
Fax: 713 432 5409
www.aramcoservices.com

May 3, 2004

CONTRACT NO. 6400711368/04

NOVINT Technologies, Inc.
Attn: Tom Anderson
8500 Menaul Blvd., Suite A210
Albuquerque, NM 87112

Gentlemen:

Attached are duplicate originals of the subject contract action, which have been signed by Aramco Services Company (ASC).

Please sign both originals, retain one for your files, and return one to the appropriate address below.

By mail:

Aramco Services Company
Contracting Unit MS-982
Attn: Ken Sargent
P. O. Box 1454
Houston, Texas 77251-1454
USA

By courier:

Aramco Services Company
Contracting Unit MS-982
Attn: Ken Sargent
9009 West Loop South
Houston, Texas 77096-1799
USA

If you have any questions regarding this contract, please call me at telephone no. 713/432-5545.

Sincerely,

/s/ Ken Sargent
Ken Sargent
Contract Representative

Attachment

DUPLICATE ORIGINAL

CONTRACT NO. 6400711368/04

It is hereby agreed that Contract No. 6400711368/00 dated April 10, 2001, as amended, between ARAMCO SERVICES COMPANY ("ASC") and NOVINT TECHNOLOGIES, INC. ("NOVINT" or "CONTRACTOR"), be further amended as follows.

1. The period of performance is hereby extended for one additional year, to cover the period from January 2, 2004 to January 1, 2005.

2. The following additional services (hereafter referred to as "Haptic Project 2004") shall be performed by NOVINT.

2.1 Global Improvements:

2.1.1 [redacted]

2.1.2 [redacted]

2.1.3 [redacted]

2.2. Graphics Improvements:

[redacted]

2.3. Sound Improvements:

2.3.1 [redacted]

2.3.2 [redacted]

2.4 Miscellaneous Functionality Improvements:

2.4.1 [redacted]

KES

CONTRACT NO. 6400711368/04

2.4.2 [redacted]

3. NOVINT shall be compensated for the services above in accordance with the following schedule. Upon completion of specific improvement(s) and acceptance by SAUDI ARAMCO, NOVINT shall present invoice(s) to ASC for the specific improvement(s). Upon receipt of invoice(s) from NOVINT and confirmation of acceptance of the work by SAUDI ARAMCO, ASC shall pay the invoice(s).

3.1	Global Improvements	$ 50,800.00
3.2	Graphics Improvements	$ 4,600.00
3.3	Sound Improvements	$ 10,300.00
3.4	Miscellaneous Functionality Improvement	$ 9,300.00

This amendment shall be retroactive and effective as of January 2, 2004.

Except as modified hereinabove, all other terms and conditions of Contract No. 6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.	ARAMCO SERVICES COMPANY
By:__________	By: Abdulaziz M. Al-Omran
Printed Name __________	Abdulaziz M. Al-Omran
Title:__________	Manager, Technical Services
Date:__________	Date: 5/3/04

ENDORSED FOR SIGNATURE
AGJ 4/29/04

KES